UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2025

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34364	26-4273474
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 219-1440

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)*	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

* On October 7, 2025, the registrant's securities were suspended from trading on The Nasdaq Global Select Market and trades in the registrant's common shares of beneficial interest began being quoted on the OTC Pink Market under the symbol "OPITS" and the registrant's 6.375% Senior Notes due 2050 began being quoted on the OTC Pink Market under the Symbol "OPILR." The Nasdaq Stock Market LLC has not yet filed a Form 25-NSE to delist the registrant's securities and to remove them from registration under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended, which deregistration will be effective 10 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K (this “Current Report”), the terms “we,” “us,” and “our” refer to Office Properties Income Trust.

Item 2.02 Results of Operations and Financial Condition.

To the extent required, the information set forth below under the heading “Cleansing Materials” in Item 7.01 of this Current Report is hereby incorporated by reference in this Item 2.02.

Item 7.01. Regulation FD Disclosure

Cleansing Material

In connection with confidential discussions with (i) an ad hoc group (the “September 2029 Ad Hoc Group”) of holders of our 9.000% Senior Secured Notes due September 2029 (the “September 2029 Senior Secured Notes”); (ii) an ad hoc group (the “2027 Ad Hoc Group”) of holders of our 3.25% Senior Secured Notes due 2027 (the “2027 Senior Secured Notes”); (iii) an ad hoc group (the “March 2029 Ad Hoc Group”) of holders of our 9.000% Senior Secured Notes due March 2029 (the “March 2029 Senior Secured Notes”); (iv) an ad hoc group (the “Secured Credit Facility Ad Hoc Group”) of lenders under our secured credit facility (the “Secured Credit Facility”); and (v) an hoc group (the “Unsecured Ad Hoc Group” and, collectively, the “Ad Hoc Groups”) of holders of certain of our unsecured notes (the “Unsecured Notes” and, collectively, the “Funded Debt Obligations”), we entered into confidentiality agreements (the “Confidentiality Agreements”) that facilitated our ability to engage in discussions with the Ad Hoc Groups regarding one or more potential transactions involving the Funded Debt Obligations (a “Potential Transaction”).

Pursuant to the Confidentiality Agreements, we agreed to publicly disclose certain confidential information previously disclosed to the Ad Hoc Groups (collectively, the “Cleansing Material”) upon the occurrence of certain events set forth in the Confidentiality Agreements. The Cleansing Material attached as Exhibit 99.1 hereto is being furnished pursuant to discussions with the Ad Hoc Groups and in satisfaction of our public disclosure obligations under the Confidentiality Agreements. Each Potential Transaction described in the Cleansing Material reflects the most recent proposals from us and the applicable Ad Hoc Group. An agreement has not yet been reached with each of the 2027 Ad Hoc Group, March 2029 Ad Hoc Group, Secured Credit Facility Ad Hoc Group, or the Unsecured Ad Hoc Group, but we expect negotiations to continue. We cannot provide any assurance that we will agree to terms on a Potential Transaction with the 2027 Ad Hoc Group, the March 2029 Ad Hoc Group, the Secured Credit Facility Ad Hoc Group, and/or the Unsecured Ad Hoc Group and what the ultimate terms of any such transaction would be.

The Cleansing Material was prepared solely to facilitate discussions with the Ad Hoc Groups, was not prepared with a view toward public disclosure, and should not be relied upon to make an investment decision with respect to us or our securities. The Cleansing Material should not be regarded as an indication that we or any third party considers the Cleansing Material to be material non-public information or a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. Neither we nor any third party makes any representation to any person regarding the accuracy or completeness of any of the information contained in the Cleansing Material or undertakes any obligation to update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even if any or all of the assumptions underlying the Cleansing Material becomes or is shown to be incorrect.

The information set forth in this Current Report and the exhibit attached hereto are not an offer to sell or exchange, or solicitation of an offer to buy or exchange, any securities, or a solicitation of consents with respect to any of our securities.

The information included in this Current Report under Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the U.S. Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Warning Concerning Forward-Looking Statements

This Current Report contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example, we expect negotiations on a Potential Transaction with the 2027 Ad Hoc Group, the March 2029 Ad Hoc Group, the Secured Credit Facility Ad Hoc Group, and the Unsecured Ad Hoc Group to continue; however, we cannot provide any assurance that we will agree to terms on a Potential Transaction with any Ad Hoc Group or what the ultimate terms of any such transaction or transactions would be. Further, our actual results may differ from the financial projections, prospective financial information and forecasts included in the Cleansing Material.

The information contained in our periodic and current reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” therein or incorporated therein, also identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon any forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Cleansing Material (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: October 31, 2025